Exhibit 4.1

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE OF $0.10 PER SHARE OF Orthofix Medical Inc., a corporation incorporated under the laws of the State of Delaware (herein called the “Company”), transferable on the books of the Company in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the laws of the State of Delaware and the Certificate of Incorporation of the Company, as amended, copies of such Certificate of Incorporation and all amendments thereto being on file at the office of the Company in executive offices in Lewisville, Texas, and at the office of the Transfer Agent of the Company to which reference is hereby made and to all provisions whereof the holder, by acceptance of this Certificate, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registrered by the Registrar named hereon. Witness the signature of its duly authorized officers. COMMON STOCK PAR VALUE $0.10 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . ORTHOFIX MEDICAL INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE WITH AN AUTHORIZED CAPITAL OF 50,000,000 SHARES OF COMMON STOCK EACH WITH A PAR VALUE OF US $0.10 President Chief Financial Officer By AUTHORIZED SIGNATURE DEL AWAR E IN CO RPORAT ED ORTHOFIX MEDICAL INC.

For value received, hereby sell, assign and transfer unto Shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. . AUTHORIZED SHARES THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE, UPON REQUEST ADDRESSED TO THE SECRETARY OR ANY OF ITS TRANSFER AGENTS, A FULL STATEMENT OF THE RELATIVE RIGHTS AND LIMITATIONS OF THE COMMON SHARES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME MAY HAVE BEEN FIXED, AND A STATEMENT OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS AND LIMITATIONS OF THE COMMON SHARES. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list.